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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-66400 and 333-22107) of BancWest Corporation (formerly First Hawaiian, Inc.) of our report dated January 20, 1998 relating to the financial statements of BancWest Corporation, which appears as Exhibit
99.1 of this Form 8-K/A.


PRICEWATERHOUSECOOPERS LLP

San Francisco, California
December 30, 1998